AMENDMENT TO MINING LEASE

THIS AMENDMENT TO MINING LEASE ("***Amendment***") dated as of May 20, 2011 (the "***Effective Date***"), is by and among Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994, Hardrock Mining Company, a Nevada corporation and John W. Whitney, an individual (hereinafter designated as "***Owner***", whether one or more) and Borealis Mining Company, a Nevada corporation (hereinafter designated as "***Lessee***"). Owner and Lessee are referred to herein individually as a "***Party***" and collectively as the "***Parties***."

Recitals

WHEREAS, Owner and J.D. Welsh & Associates, Inc., a Nevada corporation ("***J.D. Welsh***"), entered into a Mining Lease, dated January 24, 1997, as amended on February 24, 1997 (the "***Mining Lease***"), a Memorandum of which is recorded as Entry 115828 in Book 169 at page 489 in the official records of Mineral County, Nevada;

WHEREAS, J.D. Welsh assigned all of its rights, privileges and interest in the Mining Lease to Newmex Minerals, Inc., a Canadian corporation ("***Newmex***"), and Newmex subsequently assigned its rights, privileges and interest in the Mining Lease to Golden Phoenix Minerals, Inc., a Minnesota corporation ("***Golden Phoenix***"). Owner consented to the assignment of the Mining Lease to Golden Phoenix as evidenced by their signatures to a letter dated January 9, 2000;

WHEREAS, Golden Phoenix assigned all of its rights, privileges and interest in the Mining Lease to Lessee, a wholly-owned subsidiary of Gryphon Gold Corporation, a Nevada corporation ("***Gryphon Gold***"), pursuant to a Purchase Agreement and an Assignment of Mining Lease, each dated January 10, 2005, and Owner entered into an Agreement and Consent to Assignment of Mining Lease dated January 26, 2005.

WHEREAS, Gryphon Gold, Lessee and Owner are parties to that certain Option Agreement, as amended February 22, 2011 (the "***Option Agreement***"), pursuant to which the Owner granted to Gryphon Gold and Lessee an irrevocable option to amend the Mining Lease.

WHEREAS, Pursuant to the Option Agreement, Owner and Lessee desire to amend the terms of the Mining Lease consistent with the terms of this Amendment.

Amendment

NOW, THEREFORE, for and in consideration of the covenants set forth in the Mining Lease and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1 Amendment to Mining Lease.

(a) Section 5(D)(I) of the Mining Lease shall be amended and restated in its entirety as follows:

"I. In the event Lessee mines and markets Leased Substances from the Leased Premises, Lessee shall pay to Owner, as a production royalty, a 5% Net Smelter Return (NSR) royalty."

2. Ratification. The Owner ratifies and confirms the Mining Lease as amended by this Amendment, and confirms and acknowledges that the Mining Lease as amended by this Amendment is valid and in full force and effect and that all rentals and royalties have been properly and timely paid.

3 Signatories. Each undersigned representative of a Party to this Amendment certifies that he or she is fully authorized to enter into this Amendment and to execute and legally bind such Party to this Amendment.

4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Owner and Lessee have executed this Amendment as of the Effective Date.

OWNER

Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994

By: Richard J Cavell
Name:
Title: Trustee

HARDROCK MINING COMPANY

By: Carolyn J. Lindsay
Name:
Title: PRESIDENT

John W. Whitney
John W. Whitney

LESSEE

BOREALIS MINING COMPANY

By: JKey
Name: John L. Key
Title: President Managing Member

JOHN W. RUSSELL
COMMISSION EXPIRES
NOTARY
PUBLIC
4-29-12
STATE OF WASHINGTON

STATE OF WASHINGTON)
)SS
COUNTY OF SNOHOMISH)

On this 19 day of MAY, 2011, there personally appeared before me, a Notary Public, **Richard J. Cavell TTTEE F/T Richard J. Cavell Trust dated 02/23/1994**, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged that he/she executed the foregoing instrument.

NOTARY PUBLIC

My Commission Expires: 4-29-2012

JOHN W. RUSSELL
COMMISSION EXPIRES
NOTARY
PUBLIC
4-29-12
STATE OF WASHINGTON

STATE OF Nevada)
)SS
COUNTY OF Washoe)

On this 20 day of May, 2011, there personally appeared before me, a Notary Public, Carolyn Lindsey, President of **Hardrock Mining Company** personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged that he/she executed the foregoing instrument.

LINDA L. STILLMAN
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 01-71500-2 - Expires September 21, 2013

NOTARY PUBLIC

My Commission Expires: 9-21-13

STATE OF Nevada)
)SS
COUNTY OF Washoe)

On this 20 day of May, 2011, there personally appeared before me, a Notary Public, **John W. Whitney**, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged that he/she executed the foregoing instrument.

LINDA L. STILLMAN
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 01-71500-2 - Expires September 21, 2013

NOTARY PUBLIC

My Commission Expires: 9-21-13

STATE OF Nevada)
)SS
COUNTY OF Washoe)

On this 20 day of May, 2011, there personally appeared before me, a Notary Public, John L. Key President of **Borealis Mining Company**, personally known or proved to me to be the person whose name is subscribed to the above instrument who acknowledged that he/she executed the foregoing instrument.

LINDA L. STILLMAN
Notary Public - State of Nevada
Appointment Recorded in Washoe County
No: 01-71500-2 - Expires September 21, 2013

NOTARY PUBLIC

My Commission Expires: 9-21-13